UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 26, 2013

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2013 Annual Meeting of the stockholders of AT&T Inc. was held on April 26, 2013, in Cheyenne, Wyoming. Stockholders representing 4,193,223,835 shares, or 76.58%, of the common shares outstanding as of the February 27, 2013, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal, and the preference of the stockholders was determined by the choice receiving the greatest number of votes.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:
Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall L. Stephenson	2,927,890,757	97.55	73,633,180	2.45	42,607,481	1,149,076,824
Gilbert F. Amelio	2,956,060,452	97.88	64,050,674	2.12	24,015,705	1,149,076,824
Reuben V. Anderson	2,984,644,079	98.82	35,699,925	1.18	23,789,251	1,149,076,824
James H. Blanchard	2,975,909,129	98.53	44,460,397	1.47	23,759,022	1,149,076,824
Jaime Chico Pardo	2,988,663,810	98.96	31,349,686	1.04	24,107,990	1,149,076,824
Scott T. Ford	2,995,099,014	99.15	25,555,204	0.85	23,460,144	1,149,076,824
James P. Kelly	2,989,775,713	98.97	31,057,771	1.03	23,283,176	1,149,076,024
Jon C. Madonna	2,985,262,154	98.85	34,673,606	1.15	24,171,063	1,149,076,824
Michael B. McCallister	2,980,822,621	98.70	39,304,292	1.30	23,995,178	1,149,076,824
John B. McCoy	2,947,864,085	97.59	72,716,317	2.41	23,544,621	1,149,076,824
Joyce M. Roché	2,964,114,018	98.11	57,089,464	1.89	22,921,936	1,149,076,824
Mathew K. Rose	2,959,871,623	97.98	60,948,649	2.02	23,320,746	1,149,076,824
Laura D’Andrea Tyson	2,953,714,351	97.76	67,661,127	2.24	22,736,524	1,149,076,824

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed.  The advisory approval of executive compensation is non-binding, and the preference of the stockholders was determined by the choice that received the greatest number of votes.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors. Advisory approval of executive compensation. Approve Stock Purchase and Deferral Plan.	4,096,402,313 2,836,614,893 2,882,886,921	98.33 94.54 95.92	69,515,493 163,668,871 122,779,462	1.67 5.46 4.08	27,274,672 43,816,751 38,398,265	1,149,076,824 1,149,076,824

Proposals Submitted by Stockholders
The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Political contributions report. Lead batteries report. Compensation packages. Independent board chairman.	741,523,628 778,122,074 1,375,377,033 762,178,678	25.36 27.05 45.89 25.41	2,182,003,717 2,098,303,255 1,621,624,780 2,237,863,212	74.64 72.95 54.11 74.59	120,544,185 167,678,327 47,114,680 44,062,732	1,149,076,824 1,149,076,824 1,149,076,824 1,149,076,824

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: April 29, 2013	By: /s/ Ann Effinger Meuleman Ann Effinger Meuleman Senior Vice President and Secretary